                                                                  EXHIBIT 4(b)-1


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Registered                THE SHERWIN-WILLIAMS COMPANY                Registered
No.                        MEDIUM-TERM NOTE, Series A                 CUSIP
                                (Fixed Rate Note)

Original Issue Date:                         Total Amount of OID:

Principal Amount:                            Yield to Maturity:

Issue Price:                                 Initial Accrual Period OID:

Maturity Date:

Optional Extension
of Maturity Date:

Manner in which Interest                     Specified Currency:
Rate may be changed
prior to Maturity Date:

Interest Rate:                               Interest Payment Dates:

                                             Regular Record Date:

Repayment at Option                          Redemption at Option
of Holders:                                  of the Company:

  Repayment Date(s)                            Redemption Date(s)

  Repayment Price(s)                           Redemption Price(s)

Other Provisions:

          If applicable, the "Total Amount of OID", "Yield to Maturity" and "Initial Accrual Period OID" (computed under the appropriate method) below will be completed solely for the purposes of applying the United States Federal income tax original issue discount ("OID") rules.

          This Note is a registered Note of THE SHERWIN- WILLIAMS COMPANY, an Ohio corporation (together with its successors, if any, the "Company"). This
Note is one of a series of Securities (as defined on the reverse hereof) issued under the Indenture referred to on the reverse hereof designated as Medium-Term Notes, Series A (the "Notes"). Subject to the provisions hereof, the Company, for value received, hereby promises to pay to
                  , or registered assigns, the Principal Amount set forth on the face hereof on the Maturity Date shown above and to pay the premium, if any, and interest, if any, thereon, as described on the reverse hereof.

          The principal of (and premium, if any) and interest, if any, on this Note are payable by the Company in such coin or currency specified on the face hereof as at the time of payment shall be legal tender for the payment of public and private debts.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, THE SHERWIN-WILLIAMS COMPANY has caused this Note to be signed in its name by its Chairman of the Board, its Vice Chairman, its President or a Vice President (or any other officer performing similar functions), and by its Treasurer, Secretary, an Assistant Treasurer or an Assistant Secretary (or any other officer performing similar functions), or by facsimiles of any of their signatures, and its corporate seal, or a facsimile thereof, to be hereto affixed.

                                               THE SHERWIN-WILLIAMS COMPANY

Dated:                                         By:
      -----------------------                     ----------------------------
[Seal]                                         By:
                                                  ----------------------------

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

CHEMICAL BANK,
as Trustee

By:
               Authorized Officer

               [REVERSE OF FIXED RATE MEDIUM-TERM NOTE, Series A]

                          THE SHERWIN-WILLIAMS COMPANY
                           Medium-Term Note, Series A

          1. This Note is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture dated as of February 1, 1996 (the "Indenture"), between the Company and Chemical Bank (the "Trustee"), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations and duties thereunder of the Trustee and any agent of the Trustee, any Paying Agent for this Note, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

          The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the Medium-Term Notes, Series A (herein called the "Notes"), limited in aggregate principal amount to $450,000,000. The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, and may otherwise vary, all as provided in the Indenture.

          2. A. The regular record date ("Regular Record Date") with respect to any Interest Payment Date (as defined below) shall be the applicable date specified as such on the face hereof (whether or not such date shall be a Business Day (as defined below)) immediately preceding such Interest Payment Date. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name a Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date (as set forth on the face hereof) or upon redemption or repayment will be paid to the Person to whom principal shall be payable; provided further that the first payment of interest on any Note with an Original Issue Date (as set forth on the face hereof) between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner of said Note on such next succeeding Regular Record Date. "Business Day" means any day, other than a Saturday or Sunday, that is not a legal holiday or a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in (a) The City of New York or (b) if the Specified Currency (as set forth on the face hereof) is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium).

          In connection with any calculations of the rate of interest hereon, all percentages will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001) (with five one-millionths of a percentage point being rounded upward) and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

          B. The Company promises to pay interest on the principal amount at the rate per annum shown on the face hereof until the principal amount hereof is paid or made available for payment or upon earlier redemption or repayment. The Company will pay interest semiannually on the Interest Payment Dates set forth on the face hereof (each such date an "Interest Payment Date"), commencing with the first Interest Payment Date following the Original Issue Date shown on the face hereof and on the Maturity Date; provided, however, that the first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next Regular Record Date. Interest shall accrue from and including the most recent Interest Payment Date or, if no interest has been paid or duly provided for, from and including the Original Issue Date shown on the face hereof, to but excluding the Interest Payment Date. The amount of such interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date with respect to a Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

          3. A. The principal of and any premium and interest on a Note are payable by the Company in the Specified Currency for such Note. If the Specified Currency for a Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of such Note into U.S. dollars in the manner set forth on the face hereof.

          B. Unless otherwise specified on the face hereof, U.S. dollar payments of interest on Notes (other than interest payable at Stated Maturity, on redemption or on repayment) will be made, except as provided below, by check mailed to the Holders of such Notes (which, in the case of Global Securities, will be a nominee of the Depositary); provided, however, that, in the case of a
Note issued between a Regular Record Date and the related Interest Payment Date, unless otherwise specified on the face hereof, interest for the period beginning on the Original Issue Date for such Note and ending on such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder of such Note on the related Regular Record Date. A Holder of $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and terms shall be entitled to receive such U.S. dollar interest payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Paying Agent not later than 15 calendar days prior to the applicable Interest Payment Date. Simultaneously with the election by any Holder provided on the face hereof to receive payments in a Specified Currency other than U.S. dollars, such Holder shall provide appropriate wire transfer instructions to the Trustee. Unless otherwise specified on the face hereof, principal and any premium and interest payable at the Stated Maturity, on redemption or repayment of a Note will be paid in immediately available funds upon surrender of such Note at the corporate trust office or agency of the Paying Agent in

The City of New York, such interest being paid to the person to whom principal is payable.

          C. Initially, Chemical Bank will be the Paying Agent and the Registrar with respect to the Notes. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Registrar and to appoint additional or other Paying Agents and additional or other Registrars and to approve any change in the office through which any Paying Agent or Registrar acts, provided that there will at all times be a Paying Agent and Registrar in The City of New York.

          4. If specified on the face hereof, this Note may be redeemed, as a whole or from time to time in part, at the option of the Company, on not less than 30 nor more than 60 days' notice given as provided in the Indenture, on any redemption date(s) and at the related redemption price(s) set forth on the face hereof, together with any accrued interest to the date of redemption. The redemption price(s) are expressed as a percentage of the principal amount of this Note. If no such redemption date is set forth on the face hereof, this Note may not be so redeemed pursuant to this Section 4. If less than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof (in multiples of $1,000) to be redeemed by lot or by such other method as the Trustee considers fair and appropriate. In any case where more than one Note is registered in the same name, the Trustee, in its discretion, may treat the aggregate principal amount so registered as if it were represented by one Note. The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. If any Note called for redemption shall not be so paid upon surrender thereof on such redemption date, the principal, premium, if any, and interest shall bear interest until paid from the redemption date at the rate borne or provided for by such Notes.

          5. If specified on the face hereof, this Note will be subject to repayment at the option of the Holder hereof on the repayment date(s) and at the related repayment price(s) set forth on the face hereof. The repayment price(s) are expressed as a percentage of the principal amount of this Note. If no such repayment date is set forth on the face hereof, this Note may not be so repaid. On each repayment date, if any, this Note shall be repayable in whole or in part at the option of the Holder hereof at the applicable repayment price set forth on the face hereof, together with interest thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Trustee must receive not less than 30 nor more than 45 days prior to the repayment date (i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number of the Note or a description of the tenor and terms of the Note to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Trustee by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than the entire principal amount provided that the principal amount remaining outstanding after repayment is an authorized denomination.

          6. If an Event of Default with respect to the Notes shall occur and be continuing, the principal (or, if the Note is an Original Issue Discount Note, such portion of the principal amount as may be specified on the face hereof) and interest thereon of all of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          7. The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. In addition, the Indenture permits the Company and the Trustee to enter into supplemental indentures to the Indenture, without the consent of Holders, for certain purposes, including to cure any ambiguity or to correct or supplement any provision contained in the Indenture and to make changes that do not adversely affect the rights of any Holder. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time outstanding of each series on behalf of the Holders of all Securities of such series, to waive certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

          8. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and any premium of and any interest on this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

          9. The authorized denominations of Notes are $1,000 and any larger amount that is an integral multiple of $1,000. As provided in the Indenture and except as provided therein and herein, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          10. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note is registerable in the register, upon surrender of such Note for registration of transfer at the office of the Registrar for this series or at the offices of any transfer agent designated by the Company for such purpose. Every Note presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, the Trustee and the Registrar, duly executed by the Holder or its attorney duly authorized in writing.

          Prior to due presentment for registration of transfer, the Company, the Trustee, any paying agent and any

Registrar may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes, whether or not such Note is overdue and notwithstanding any notation of ownership or other writing thereon, and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by notice to the contrary.

          No service charge shall be made for any exchange or registration of transfer of any Note, with certain exceptions, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          11. This Note is a global security. Accordingly, unless the terms on the face hereof expressly permit this global security to be exchanged in whole or in part for definitive Securities in registered form, this Note may not be transferred except as a whole by The Depository Trust Company (the "Depositary") to a nominee of such Depositary or by a nominee of such Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any nominee to a successor Depositary selected or approved by the Company or to any nominee of such successor Depositary. Ownership of beneficial interests in this Note will be shown on, and the transfer of that ownership will be effected only through, records maintained by the applicable Depositary or its nominee (with respect to interest of participants) and the records of participants (with respect to interests of persons other than participants). The laws of some states require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in this Note. Except as provided below, owners of beneficial interests in this Note will not be entitled to have any individual certificates and will not be considered the owners or Holders thereof under the Indenture.

          None of the Company, the Trustee, any Registrar, the paying agent or any agent of the Company or the Trustee will have any responsibility or liability for (a) any aspect of the records relating to or payments made on account of beneficial ownership interests in this Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, (b) the payments to the beneficial owners of this Note of amounts paid to the Depositary or its nominee or (c) any other matter relating to the actions or practices of the Depositary, its nominee or any of its direct or indirect participants.

          Subject to Section 2.15(c)(i) and (ii) of the Indenture, if the Depositary is at any time unwilling, unable or ineligible to continue as depository and a successor depositary is not appointed by the Company within 90 days, the Company will issue individual certificates of such series of like tenor and terms evidencing the Notes represented hereby in definitive form in an aggregate principal amount equal to the principal amount of the global Note or Notes in exchange for this Note. In addition, the Company may at any time and in its sole discretion determine not to have any Notes represented by one or more global securities and, in such event, will issue individual certificates of such series of like tenor and terms evidencing Notes in definitive form in an aggregate principal amount equal to the principal amount of the global Note or Notes in exchange for this Note.

          12. Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          13. The Indenture and the Notes shall be construed in accordance with and governed by the laws of the State of New York.

          14. An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting this Note, each Holder waives and releases all such liability and acknowledges that this waiver and release is part of the consideration for the issue hereof.

                      ------------------------------------

                           REGISTRAR AND PAYING AGENT
                               (subject to change)

                                    BY HAND:
                                  Chemical Bank
                        55 Water Street - North Building
                               2nd Floor, Room 234
                               New York, NY 10041
                       Attention: Money Market Operations

                                    BY MAIL:
                                  Chemical Bank
                        55 Water Street - North Building
                               2nd Floor, Room 234
                               New York, NY 10041
                       Attention: Money Market Operations

                      ------------------------------------

                            OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date specified below, to the undersigned

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address of the undersigned)

          If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid
           ; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

--------------------------------------------------------------------------------
Repayment Date:
                ---------------------------
Date:
                ---------------------------            -------------------------
                                                              (Signature)

                                                                  EXHIBIT 4(b)-2


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Registered                 THE SHERWIN-WILLIAMS COMPANY             Registered
No.                        MEDIUM-TERM NOTE, Series A               CUSIP
                           (Floating Rate Note)

Original Issue Date:                             Base Rate:
                                                 Initial Interest Rate:
                                                 Interest Rate Basis:
                                                 Index Maturity:
                                                 Spread (plus or minus);

Principal Amount:                                Spread Multiplier:

Issue Price:                                     Maximum Interest Rate:

Maturity Date:                                   Minimum Interest Rate:

Optional Extension of                            Total Amount of OID:
Maturity Date:

Interest Payment Dates:                          Yield to Maturity:

Regular Record Dates:

Redemption at Option of the                      Initial Accrual Period OID:
Company:

Redemption      Redemption                       Interest Reset Dates:
Date(s)         Price(s)
                                                 Interest Payment Period:

Repayment at Option of                           Calculation Agent:
Holders:

Repayment       Repayment                        Specified Currency:
Date(s)         Price(s)                         Designated CMT Telerate
                                                 Page:
Other                                            Designated CMT Maturity
Provisions:                                      Index:
                                                 Reporting Service:
                                                          LIBOR Reuters
                                                          LIBOR Telerate

         If applicable, the "Total Amount of OID", "Yield to Maturity" and "Initial Accrual Period OID" (computed under the appropriate method) below will be completed solely for the purposes of applying the United States Federal income tax original issue discount ("OID") rules.

         This Note is a registered Note of THE SHERWIN- WILLIAMS COMPANY, an Ohio corporation (together with its successors, if any, the "Company"). This
Note is one of a series of Securities (as defined on the reverse hereof) issued under the Indenture referred to on the reverse hereof designated as Medium-Term Notes, Series A (the "Notes"). Subject to the provisions hereof, the Company,
for value received, hereby promises to pay to ,           or registered assigns,
the Principal Amount set forth on the face hereof on the Maturity Date shown above and to pay the premium, if any, and interest, if any, thereon, as described on the reverse hereof.

         The principal of (and premium, if any) and interest, if any, on this Note are payable by the Company in such coin or currency specified on the face hereof as at the time of payment shall be legal tender for the payment of public and private debts.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, THE SHERWIN-WILLIAMS COMPANY has caused this Note to be signed in its name by its Chairman of the Board, its Vice Chairman, its President or a Vice President (or any other officer performing similar functions), and by its Treasurer, Secretary, an Assistant Treasurer or an Assistant Secretary (or any other officer performing similar functions), or by facsimiles of any of their signatures, and its corporate seal, or a facsimile thereof, to be hereto affixed.

                                                   THE SHERWIN-WILLIAMS COMPANY

Dated:___________________                          By: _________________________

[Seal]                                             By: _________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

CHEMICAL BANK,
as Trustee

By:
     Authorized Officer

              [REVERSE OF FLOATING RATE MEDIUM-TERM NOTE, Series A]

                          THE SHERWIN-WILLIAMS COMPANY
                           Medium-Term Note, Series A

         1. This Note is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture dated as of February 1, 1996 (the "Indenture"), between the Company and Chemical Bank (the "Trustee"), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations and duties thereunder of the Trustee and any agent of the Trustee, any Paying Agent for this Note, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

         The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the Medium-Term Notes, Series A (herein called the "Notes"), limited in aggregate principal amount to $450,000,000. The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, and may otherwise vary, all as provided in the Indenture.

         2. A. The regular record date ("Regular Record Date") with respect to any Interest Payment Date (as defined below) shall be the applicable date specified as such on the face hereof (whether or not such date shall be a Business Day (as defined below)) immediately preceding such Interest Payment Date. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name a Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date (as set forth on the face hereof) or upon redemption or repayment will be paid to the Person to whom principal shall be payable; provided further that the first payment of interest on any Note with an Original Issue Date (as set forth on the face hereof) between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner of said Note on such next succeeding Regular Record Date. "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a legal holiday or a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in (a) The City of New York or (b) if the Specified Currency (as set forth on the face hereof) is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and (ii) with respect to Notes having as the Base Rate, LIBOR, a London Banking Day. "London Banking Day" means, with respect to a Note, any day on which dealings in deposits in the Specified Currency of such Note are transacted in the London interbank market.

         In connection with any calculations of the rate of interest hereon, all percentages will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001) (with five one-millionths of a percentage point being rounded upward) and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

         B. The Company promises to pay interest on the principal amount at the rate per annum equal to the Initial Interest Rate shown on the face hereof until the first Interest Reset Date shown on the face hereof following the Original Issue Date specified on the face hereof and thereafter at a rate determined in accordance with the provisions below under the heading "CD Rate Notes", "Commercial Paper Rate Notes", "Federal Funds Rate Notes", "LIBOR Notes", "Treasury Rate Notes", "Prime Rate Notes", "CMT Rate Notes" or "Eleventh District Cost of Fund Rate Notes" depending upon whether the Base Rate specified on the face hereof is CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, Treasury Rate, Prime Rate, CMT Rate, Eleventh District Cost of Fund Rate until the principal hereof is paid or duly made available for payment or upon earlier redemption or repayment; provided, however, in no event will the interest rate on this Note be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application. The Company will pay interest monthly, quarterly, semiannually or annually as specified on the face hereof opposite "Interest Payment Period", commencing with the first Interest Payment Date specified on the face hereof next succeeding the Original Issue Date (except as provided in the second proviso in paragraph 2.A. hereof), and on the Maturity Date. Unless otherwise provided on the face hereof, the dates on which interest will be payable (each an "Interest Payment Date") shall be, in the case of a Note with a daily, weekly or monthly Interest Reset Date, the third Wednesday of each month or the third Wednesday of March, June, September and December; in the case of a Note with a quarterly Interest Reset Date, the third Wednesday of March, June, September and December; in the case of a Note with a semiannual Interest Reset Date, the third Wednesday of the two months specified on the face hereof; and in the case of a Note with an annual Interest Reset Date, the third Wednesday of the month specified on the face hereof; provided, however, that if an Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

         The interest payable on this Note on each Interest Payment Date shall be the amount of interest accrued from and including the Original Issue Date shown on the face hereof or from and including the last date in respect of which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date. Such accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is not Treasury Rate or CMT Rate, and by the actual number of days in the year if the Base Rate specified on the face hereof is Treasury Rate or CMT Rate.

         The interest rate in effect on each day will be (a) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, subject in either case to any adjustment by a Spread or Spread Multiplier as set forth on the face hereof and to any Maximum or Minimum Interest Rate limitation as specified on the face hereof. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date specified on the face hereof following the Original Issue Date and thereafter upon each succeeding Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be adjusted in accordance with the Base Rate as specified on the face hereof; provided, however, that if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if the Base Rate is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         The rate of interest in this Note will be reset daily, weekly, monthly, quarterly, semiannually, annually or otherwise (such period being the "Interest Reset Period", and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified on the face hereof, based on certain facts and circumstances set forth below occurring on a specified date (each an "Interest Determination Date") shortly prior thereto. Except as provided below or on the face hereof, the Interest Reset Date will be, if the interest rate on this Note resets daily, each Business Day; if the interest rate on this Note (other than Treasury Rate) resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is Treasury Rate and the interest rate on this Note resets weekly, the Tuesday of each week (except as otherwise provided herein); if the interest rate on this Note resets monthly, the third Wednesday of each month; if the interest rate on this Note resets quarterly, the third Wednesday of March, June, September and December; if the interest rate on this Note resets semiannually, the third Wednesday of two months of each year, as specified on the face hereof; and if the interest rate on this Note resets annually, the third Wednesday of one month of each year, as specified on the face hereof.

         Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

CD Rate Notes

         Each CD Rate Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof.

         Unless otherwise specified on the face hereof, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated on the face hereof as published in H.15(519) (as defined below) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated on the face hereof as published in Composite Quotations (as defined below) under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Note and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Note for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated on the face hereof in a denomination of

$5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate). "H.15(519)" means the publication entitled "Statistical Release H.15(519), 'Selected Interest Rates'", or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

Commercial Paper Rate Notes

         Each Commercial Paper Rate Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof.

         Unless otherwise specified on the face hereof, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Note for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

         "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                           D X 360
                       -------------
Money Market Yield =      360 - (D X M) X 100

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Federal Funds Rate Notes

         Each Federal Funds Rate Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified on the face hereof.

         Unless otherwise specified on the face hereof, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such

Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

LIBOR Notes

         Each LIBOR Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof.

         "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for such LIBOR Notes as follows:

         (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine (a) in the case of LIBOR Telerate (as defined below), the offered rate, and (b) in the case of LIBOR Reuters (as defined below), the arithmetic mean of the offered rates, for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page (as defined below) at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means "LIBOR Telerate", which shall be the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks), unless "LIBOR Reuters" is designated on the face hereof, in which case "Designated LIBOR Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). In the case of LIBOR Reuters, if at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

         (ii) In the case of LIBOR Telerate, if no rate appears, or in the case of LIBOR Reuters, if fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Note will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Note at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Treasury Rate Notes

         Each Treasury Rate Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof.

         Unless otherwise specified on the face hereof, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury securities") having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "U.S. Government Securities-Treasury bills- auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury securities having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Note and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury securities with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

         The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury securities would normally be auctioned. Treasury securities are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

Prime Rate Notes

         Each Prime Rate Note will bear interest at the interest rate calculated with reference to the Prime Rate and the Spread or Spread multiplier, if any specified on the face hereof.

         Unless otherwise specified on the face hereof, the "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate on such date as published in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published by 9:00 a.m., New York City time, on the Calculation Date pertaining to such Prime Rate Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Determination Date. "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying prime rates or base lending rates of major United States banks). If fewer than four such rates but more than one such rate appear on the Reuters Screen USPRIME1 Page for such Prime Rate Determination Date, the Prime Rate shall be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of actual number of days in the year divided by 360 as of the close of business on such Prime Rate Determination Date by at least two major money center banks in New York City selected by the Calculation Agent (after consulting with the Company). If fewer than two such rates appear on the Reuters Screen USPRIME1 Page, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rates furnished in New York City by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent (after consulting with the Company) to provide such rate or rates; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate will remain the Prime Rate in effect on such Prime Rate Determination Date (or, if there is no preceding Interest Reset Period, the Initial Interest Rate).

CMT Rate Notes

         Each CMT Rate Note will bear interest at the rate (calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any) specified on the face hereof.

         Unless otherwise specified on the face hereof, the "CMT Rate" for each Interest Reset Period will be determined by the Calculation Agent for such CMT Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CMT Rate Interest Determination Date") and shall be the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board release H.15... Mondays approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and
(ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the

Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index ) for the CMT Rate Interest Determination Date with respect to the related Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing side offer prices as of approximately 3:30 P.M., New York City time, on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in the City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers in the City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for such Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index in an amount of at least U.S. $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Rate Interest Determination Date (or, if there is no preceding Interest Reset Period, the Initial Interest Rate). If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to maturity will be used.

         "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service designated on the face hereof for the purpose of displaying Treasury Constant Maturities as reported in H.15(519) (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052 for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be 2 years.

Eleventh District Cost of Funds Rate Notes

         Each Eleventh District Cost of Funds Rate Note will bear interest at interest rates calculated with reference to the Eleventh District Cost of Funds Rate and the Spread or Spread Multiplier, if any, specified on the face hereof.

         Unless otherwise specified on the face hereof, "Eleventh District Cost of Funds Rate" for each Interest Reset Period shall be determined by the Calculation Agent on the "Eleventh District Cost of Funds Rate Determination Date" (as defined below) as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh

District Cost of Funds Rate Determination Date falls, as set forth under the caption "11th district" on Telerate Page 7058 (as defined below) as of 11:00 A. M., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate Page 7058 on such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Determination Date will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date (or, if there is no preceding Interest Reset Period, the Initial Interest Rate).

         The "Eleventh District Cost of Funds Rate Determination Date" will be the last working day of the month on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined above) immediately preceding the Interest Reset Date. "Telerate Page 7058" means the display designated as page "7058" on the Dow Jones Telerate Service (or such other page as may replace the 7058 page on that service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District).

         The Calculation Date pertaining to an Interest Determination Date shall be the first to occur of either (a) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the Business Day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date or Maturity Date (or the date of redemption or repayment). Initially, Chemical Bank shall be the Calculation Agent. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing and shall confirm in writing such calculation to the Trustee and any Paying Agent immediately after each determination. Neither the Trustee nor any Paying Agent shall be responsible for any such Calculation. At the request of the Holder hereof the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect, and if determined, the interest rate that shall become effective as of the next Interest Reset Date.

         3. A. The principal of and any premium and interest on a Note are payable by the Company in the Specified Currency for such Note. If the Specified Currency for a Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of such Note into U.S. dollars in the manner set forth on the face hereof.

         B. Unless otherwise specified on the face hereof, U.S. dollar payments of interest on Notes (other than interest payable at Stated Maturity, on redemption or on repayment) will be made, except as provided below, by check mailed to the Holders of such Notes as of the preceding Regular Record Date (which, in the case of Global Securities, will be a nominee of the Depositary); provided, however, that, in the case of a Note issued between a Regular Record Date and the related Interest Payment Date, unless otherwise specified on the face hereof, interest for the period beginning on the Original Issue Date for such Note and ending on such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder of such Note on the related Regular Record Date. A Holder of $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and terms shall be entitled to receive such U.S. dollar interest payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Paying Agent not later than 15 calendar days prior to the applicable Interest Payment Date. Simultaneously with the election by any Holder provided on the face hereof to receive payments in a Specified Currency other than U.S. dollars, such Holder shall provide appropriate wire transfer instructions to the Trustee. Unless otherwise specified on the face hereof, principal and any premium and interest payable at the Stated Maturity, on redemption or repayment of a Note will be paid in immediately available funds upon surrender of such Note at the corporate trust office or agency of the Paying Agent in The City of New York, such interest being paid to the person to whom principal is payable.

         C. Initially, Chemical Bank will be the Paying Agent and the Registrar with respect to the Notes. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Registrar and to appoint additional or other Paying Agents and additional or other Registrars and to approve any change in the office through which any Paying Agent or Registrar acts, provided that there will at all times be a Paying Agent and Registrar in The City of New York.

         4. If specified on the face hereof, this Note may be redeemed, as a whole or from time to time in part, at the option of the Company, on not less than 30 nor more than 60 days' notice given as provided in the Indenture, on any redemption date(s) and at the related redemption price(s) set forth on the face hereof, together with any accrued interest to the date of redemption. The redemption price(s) are expressed as a percentage of the principal amount of this Note. If no such redemption date is set forth on the face hereof, this Note may not be so redeemed pursuant to this Section 4. If less than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof (in multiples of $1,000) to be redeemed by lot or by such other method as the Trustee considers fair and appropriate. In any case where more than one Note is registered in the same name, the Trustee, in its discretion, may treat the aggregate principal amount so registered as if it were represented by one Note. The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. If any Note called for redemption shall not be so paid upon surrender thereof on such redemption date, the principal, premium, if any, and interest shall bear interest until paid from the redemption date at the rate borne or provided for by such Notes.

         5. If specified on the face hereof, this Note will be subject to repayment at the option of the Holder hereof on the repayment date(s) and at the related repayment price(s) set forth on the face hereof. The repayment price(s) are expressed as a percentage of the principal amount of this Note. If no such repayment date is set forth on the face hereof, this Note may not be so repaid. On each repayment date, if any, this Note shall be repayable in whole or in part at the option of the Holder hereof at the applicable repayment price set forth on the face hereof, together with interest thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Trustee must receive not less than 30 nor more than 45 days prior to the repayment date (i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number of the Note or a description of the tenor and terms of the Note to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Trustee by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than the entire principal amount provided that the principal amount remaining outstanding after repayment is an authorized denomination.

         6. If an Event of Default with respect to the Notes shall occur and be continuing, the principal (or, if the Note is an Original Issue Discount Note, such portion of the principal amount as may be specified on the face hereof) and interest thereon of all of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         7. The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. In addition, the Indenture permits the Company and the Trustee to enter into supplemental indentures to the Indenture, without the consent of Holders, for certain purposes, including to cure any ambiguity or to correct or supplement any provision contained in the Indenture and to make changes that do not adversely affect the rights of any Holder. The Indenture also permits the Holders of a majority in aggregate principal amount of the Securities at the time outstanding of each series on behalf of the Holders of all Securities of such series, to waive certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

         8. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and any premium of and any interest on this Note at the place, rates and respective times and in the coin or currency herein and in the Indenture prescribed.

         9. The authorized denominations of Notes are $1,000 and any larger amount that is an integral multiple of $1,000. As provided in the Indenture and except as provided therein and herein, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

        10. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note is registerable in the register, upon surrender of such Note for registration of transfer at the office of the Registrar for this series or at the offices of any transfer agent designated by the Company for such purpose. Every Note presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, the Trustee and the Registrar, duly executed by the Holder or its attorney duly authorized in writing.

         Prior to due presentment for registration of transfer, the Company, the Trustee, any paying agent and any Registrar may treat the Person in whose name a
Note is registered as the absolute owner thereof for all purposes, whether or not such Note is overdue and notwithstanding any notation of ownership or other writing thereon, and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by notice to the contrary.

         No service charge shall be made for any exchange or registration of transfer of any Note, with certain exceptions, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        11. This Note is a global security. Accordingly, unless the terms on the face hereof expressly permit this global security to be exchanged in whole or in part for definitive Securities in registered form, this Note may not be transferred except as a whole by The Depository Trust Company (the "Depositary") to a nominee of such Depositary or by a nominee of such Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any nominee to a successor Depositary selected or approved by the Company or to any nominee of such successor Depositary. Ownership of beneficial interests in this Note will be shown on, and the transfer of that ownership will be effected only through, records maintained by the applicable Depositary or its nominee (with respect to interest of participants) and the records of participants (with respect to interests of persons other than participants). The laws of some states require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in this Note. Except as provided below, owners of beneficial interests in this Note will not be entitled to have any individual certificates and will not be considered the owners or Holders thereof under the Indenture.

         None of the Company, the Trustee, any Registrar, the paying agent or any agent of the Company or the Trustee will have any responsibility or liability for (a) any aspect of the records relating to or payments made on account of beneficial ownership interests in this Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, (b) the payments to the beneficial owners of this Note of amounts paid to the Depositary or its nominee or (c) any other matter relating to the actions or practices of the Depositary, its nominee or any of its direct or indirect participants.

         Subject to Section 2.15(c)(i) and (ii) of the Indenture, if the Depositary is at any time unwilling, unable or ineligible to continue as depository and a successor depositary is not appointed by the Company within 90 days, the Company will issue individual certificates of such series of like tenor and terms evidencing the Notes represented hereby in definitive form in an aggregate principal amount equal to the principal amount of the global Note or Notes in exchange for this Note. In addition, the Company may at any time and in its sole discretion determine not to have any Notes represented by one or more global securities and, in such event, will issue individual certificates of such series of like tenor and terms evidencing Notes in definitive form in an aggregate principal amount equal to the principal amount of the global Note or Notes in exchange for this Note.

         12. Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         13. The Indenture and the Notes shall be construed in accordance with and governed by the laws of the State of New York.

         14. An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting this Note, each Holder waives and releases all such liability and acknowledges that this waiver and release is part of the consideration for the issue hereof.

                      ------------------------------------

                           REGISTRAR AND PAYING AGENT
                               (subject to change)

                                    BY HAND:
                                  Chemical Bank
                         55 Water Street--North Building
                               2nd Floor, Room 234
                               New York, NY 10041
                       Attention: Money Market Operations

                                    BY MAIL:
                                  Chemical Bank
                         55 Water Street--North Building
                               2nd Floor, Room 234
                               New York, NY 10041
                       Attention: Money Market Operations

                      ------------------------------------


                            OPTION TO ELECT REPAYMENT

                  The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date specified below, to the undersigned

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address of the undersigned)

         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid ___________; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

--------------------------------------------------------------------------------

Repayment Date:
               ----------------------------
Date:
     ----------------------------                   ----------------------------
                                                               (Signature)